UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2023

ARTEMIS STRATEGIC INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40855	86-1303512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 East Corona Avenue

Phoenix, Arizona 85040

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 346-0329

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ARTEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ARTE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ARTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 20, 2023, Artemis Strategic Investment Corporation (the “Company”) issued a press release announcing that it had filed a supplement (“Proxy Supplement”) to its definitive proxy statement dated June 9, 2023 (“Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders scheduled to be held on June 29, 2023, to consider and vote on, among other proposals, a proposal to amend the Company’s third amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination (the “Extension Amendment Proposal”).

The press release and Proxy Supplement disclose that, if the Extension Amendment Proposal is approved and the extension is implemented, Artemis Sponsor, LLC or its affiliates or designees will deposit into the trust account established in connection with the Company’s initial public offering, as a loan (“Contribution”), (i) on July 5, 2023, with respect to the extension to October 4, 2023, an amount equal to the lesser of (x) $180,000 or (y) $0.105 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Company’s board of directors has determined to further extend the date by which the Company must consummate a business combination for an additional month, for each additional month up to April 4, 2024, an amount equal to the lesser of (x) $60,000 or (y) $0.035 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $540,000, if all nine months of the Extension are exercised. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note and will be repayable by the Company upon consummation of a business combination or the Company’s earlier liquidation. The Contribution loan may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the Company’s initial public offering, at a price of $1.00 per warrant at the option of the holder of the promissory note. If the Company does not consummate a business combination, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the extension.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information

The Company has filed the Proxy Statement with the SEC and, beginning on or about June 9, 2023, mailed the Proxy Statement and other relevant documents to its stockholders of record as of May 31, 2023. The Company’s stockholders and other interested persons are advised to read the Proxy Statement, Proxy Supplement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, Proxy Supplement, and other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Alliance Advisors at 1-844-984-3717 (toll free) or by email at ARTE.info@allianceadvisors.com.

Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

99.1	Press Release, dated June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEMIS STRATEGIC INVESTMENT CORPORATION

	By:	/s/ Thomas Granite
	Name:	Thomas Granite
	Title:	Chief Financial Officer

Dated: June 20, 2023

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